Exhibit 99.2

January 5, 2010
Audit • Tax • Advisory

U.S. Securities and Exchange Commission	Grant Thornton LLP
Office of the Chief Accountant	100 E. Wisconsin Avenue, Suite 2100
100 F Street, NE	Milwaukee, WI 53202-4169
Washington, DC 20549
T 414.289.8200
F 414.289.9910
www.GrantThornton.com

Re: Koss Corporation

File No. 0-3295

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Koss Corporation dated January 4, 2010, and agree with the statements concerning our Firm contained therein. We have no basis to agree or disagree with the statements and conclusions in Item 4.02(a), some of which were not disclosed to Grant Thornton LLP prior to receipt of this filing.

Very truly yours,

/s/ GRANT THORNTON LLP

GRANT THORNTON LLP

Grant Thornton LLP

U.S. member firm of Grant Thornton International Ltd